                                                                    EXHIBIT 99.2

      LADD FURNITURE, INC. AND SUBSIDIARIES -- SUPPLEMENTAL FINANCIAL DATA
         OCTOBER 13, 1999   CONTACT: JOHN J. ONG, CFA   (336) 315-4049




   CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (PRELIMINARY AND UNAUDITED)

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
                                                                            Quarters Ended
                                                 --------------------------------------------------------------------
In thousands, except or share data               10/2/99    7/3/99    4/3/99    1/2/99    10/3/98   7/4/98    4/4/98
                                                 --------   -------   -------   -------   -------   -------   -------
Net sales                                        $150,651   153,015   157,144   145,253   142,896   135,505   147,409
Cost of sales                                     120,751   122,043   126,973   116,713   115,160   108,173   120,733
                                                 --------   -------   -------   -------   -------   -------   -------
  Gross profit                                     29,900    30,972    30,171    28,540    27,736    27,332    26,676
Selling, general and administrative expenses       20,973    22,423    22,416    20,286    19,932    19,947    20,350
                                                 --------   -------   -------   -------   -------   -------   -------
  Operating income                                  8,927     8,549     7,755     8,254     7,804     7,385     6,326
Other deductions:
  Interest expense                                  1,695     1,827     2,048     2,123     2,220     2,371     2,584
  Other expense (income), net                         113       (37)      (95)       43       148       310      (126)
                                                 --------   -------   -------   -------   -------   -------   -------
                                                    1,808     1,790     1,953     2,166     2,368     2,681     2,458
                                                 --------   -------   -------   -------   -------   -------   -------
  Earnings before income taxes                      7,119     6,759     5,802     6,088     5,436     4,704     3,868
Income tax expense                                  2,634     2,443     2,205     2,377     2,117     1,835     1,508
                                                 --------   -------   -------   -------   -------   -------   -------
  Net earnings                                   $  4,485     4,316     3,597     3,711     3,319     2,869     2,360
                                                 --------   -------   -------   -------   -------   -------   -------
Net earnings per common share - basic            $   0.57      0.55      0.46      0.47      0.42      0.37      0.30
Net earnings per common share - diluted          $   0.56      0.54      0.45      0.47      0.41      0.35      0.30
                                                 --------   -------   -------   -------   -------   -------   -------
Weighted average number of common
  shares outstanding - basic                        7,831     7,830     7,840     7,831     7,831     7,812     7,760
Weighted average number of common
  shares outstanding - diluted                      8,000     7,981     7,951     7,922     8,034     8,165     7,940
                                                 ========   =======   =======   =======   =======   =======   =======
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   CONDENSED CONSOLIDATED BALANCE SHEETS (PRELIMINARY AND UNAUDITED)

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

Dollar amounts in thousands                      10/2/99    7/3/99    4/3/99    1/2/99    10/3/98   7/4/98    4/4/98
                                                 --------   -------   -------   -------   -------   -------   -------
ASSETS
Current assets:
  Cash                                           $    137       196       147       110       156        89       114
  Trade accounts receivable                        96,113    90,361    99,008    90,286    94,861    85,253    91,709
  Inventories                                     106,400   105,789   103,699    98,798   103,353   102,129    95,101
  Prepaid expenses and other current assets         9,609     8,999     8,168     8,771     7,124     9,514     8,646
                                                 --------   -------   -------   -------   -------   -------   -------
    Total current assets                          212,259   205,345   211,022   197,965   205,494   196,985   195,570
                                                 --------   -------   -------   -------   -------   -------   -------
Property, plant and equipment                      66,828    64,917    65,408    66,297    66,189    66,406    66,255
Intangible and other assets                        71,231    70,568    70,907    72,703    73,836    74,431    76,333
                                                 --------   -------   -------   -------   -------   -------   -------
                                                 $350,318   340,830   347,337   336,965   345,519   337,822   338,158
                                                 --------   -------   -------   -------   -------   -------   -------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current installments of long-term debt         $  6,590     6,590     6,590     6,590     6,590     6,590    11,476
  Trade accounts payable                           36,202    32,487    36,339    31,296    36,982    36,317    37,217
  Accrued expenses and other current liabilities   42,679    41,999    41,710    37,384    38,617    35,252    33,925
                                                 --------   -------   -------   -------   -------   -------   -------
    Total current liabilities                      85,471    81,076    84,639    75,270    82,189    78,159    82,618
                                                 --------   -------   -------   -------   -------   -------   -------
Long-term debt, excluding current installments     95,365    95,110   102,420   104,585   109,540   109,629   109,390
Deferred and other liabilities                     12,521    12,294    12,107    12,589    13,067    12,657    12,826
                                                 --------   -------   -------   -------   -------   -------   -------
    Total liabilities                             193,357   188,480   199,166   192,444   204,796   200,445   204,834
                                                 --------   -------   -------   -------   -------   -------   -------
Total shareholders' equity                        156,961   152,350   148,171   144,521   140,723   137,377   133,324
                                                 --------   -------   -------   -------   -------   -------   -------
                                                 $350,318   340,830   347,337   336,965   345,519   337,822   338,158
                                                 ========   =======   =======   =======   =======   =======   =======
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